Exhibit 99.1

FirstEnergy Corp.	For Release: December 18, 2024
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Relations Contact:
Jennifer Young	Karen Sagot
(330) 761-4362	(551) 427-3083

FirstEnergy Names Brian X. Tierney Chair of the Board
Current Chair John W. Somerhalder II to remain on the Board; Lisa Winston Hicks to remain Lead Independent Director

AKRON, Ohio – FirstEnergy Corp. (NYSE: FE) announced today that President and Chief Executive Officer Brian X. Tierney has been unanimously elected by the Board of Directors to the additional role of Chair of the Board, effective Jan. 1, 2025. He succeeds John W. Somerhalder II, who will remain a director of the Board. Lisa Winston Hicks will remain the Board’s Lead Independent Director.

“Over the last several years, FirstEnergy has made tremendous progress on its financial, operational and cultural transformation, and this is the right time for Brian to take on the additional role of Chair,” said Somerhalder. “Brian’s appointment underscores our conviction that FirstEnergy will continue to advance its strategy under his exemplary leadership, and I look forward to continuing to work with him in this new capacity.”

“The Board is confident that combining the CEO and Chair roles will best position the company as it delivers more secure and reliable energy through the execution of its Energize365 capital investment program,” Hicks said. “On behalf of the Board, we want to thank John for his significant contributions to the company. We are pleased that we will be able to continue to benefit from his expertise in his role as a director.”

Tierney has served as President and CEO of FirstEnergy and as a director of the Board since June 1, 2023.

“FirstEnergy is a stronger organization thanks to the work our dedicated team is doing to shape our future as a premier electric company,” said Tierney. “I am honored to serve as Chair and look forward to continuing to partner with the entire Board, including Lisa, who will provide strong independent Board leadership in her ongoing role as Lead Independent Director. We will remain focused on creating shareholder value by delivering on our financial commitments, driving continuous improvement and investment across our regulated electric companies, and capitalizing on the opportunities of the energy transition.”

About Brian Tierney

Brian X. Tierney is President and CEO of FirstEnergy Corp. He also is a member of the company’s Board of Directors. Previously, Tierney was a Senior Managing Director and Global Head of Operations and Asset Management for Blackstone Infrastructure Partners. Prior to joining Blackstone in 2021, Tierney spent more than 23 years at American Electric Power (AEP), one of the largest electrical utilities in the United States. He held a number of senior leadership positions at AEP, most recently serving as Executive Vice President of Strategy. From 2009 -2020, Tierney served as Executive Vice President and Chief Financial Officer. As CFO, Tierney directed the company’s finance and accounting activities, and also had responsibility for strategy, procurement, supply chain and fleet operations. Tierney gained operations experience as Executive Vice President – AEP Utilities East, AEP’s largest regulated utility region, responsible for the distribution, customer service and financial performance of AEP’s utility operating companies in the states of Indiana, Kentucky, Michigan, Ohio, Tennessee, Virginia and West Virginia.

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its electric distribution companies form one of the nation’s largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company’s transmission subsidiaries operate approximately 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy online at www.firstenergycorp.com and on X @FirstEnergyCorp.

Editor’s Note: A professional photo of Brian X. Tierney is available for download on Flickr.

Forward-Looking Statements: This news release includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, energy regulatory policies, compliance and enforcement activity, cyber security, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including those sites impacted by the legacy coal combustion residual rules that were finalized during 2024; changes to environmental laws and regulations, including, but not limited to, rules finalized by the Environmental Protection Agency and the Securities and Exchange Commission (“SEC”) related to climate change; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, generation resource planning, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in FirstEnergy's other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

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